UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2013

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 30, 2013, Roberts Realty Investors, Inc., the registrant, through its operating partnership sold its 37,864 square foot Northridge Office Building to the Fulton County Board of Education, an unrelated third party, for $5,280,000.  At the closing, we paid off our $2,422,533 Northridge Office Building loan.  We intend to use the $2,520,000 in net sales proceeds to continue the development of our 154 unit Bradley Park apartments located in Forsyth County, Georgia, which is ranked as America’s 7th fastest growing county by Forbes Magazine.  We expect to start construction on the Bradley Park apartments in the first quarter of 2014.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The sale of the Northridge Office Building is a triggering event that caused the acceleration of the due date of the loan described in Item 2.01 above, which was a direct financial obligation of the registrant.  As described in Item 2.01, we repaid the loan in full.

The disclosure provided in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 2.04 by reference.

Note Regarding Forward-looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements relate to our intent, belief, or expectations regarding the use of the net sale proceeds to develop and construct new apartments.  Our forward-looking statements relating to the construction of new apartments involve risks and uncertainties regarding the availability of the equity capital we need to obtain construction financing and to the overall financing environment, specifically the willingness of financing sources to make apartment construction loans.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  For more information about other risks and uncertainties we face, please see the section in our most recent annual report on Form 10-K and quarterly report on Form 10-Q entitled “Risk Factors.”

Item 8.01                   Other Events.

We announced the sale of the Northridge Office Building in a press release issued on October 31, 2013, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Exhibit

99.1	Press release dated October 31, 2013 regarding the sale of the Northridge Office Building.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: October 31, 2013	By:	/s/ Charles S. Roberts
Charles S. Roberts
Chief Executive Officer